UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) November 15, 2004
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


             000-32475                                   84-1408762
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      (Commission File Number)               (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California           90067-2320
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  (Address of Principal Executive Offices)                           (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)



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SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            Effective as of November 15, 2004, Anthony J. Harrison has become the Chief Executive Officer of Astrata Group Incorporated (the "Company"). Prior to his joining the Company, Mr. Harrison had been employed in various management capacities by Thales S.A. (a CAC 40 company) and, prior to its acquisition by Thales, by various subsidiaries of Racal Electronics Plc. for approximately 23 years, most recently (2002 and 2003) as the Chief Operating Officer of Thales GeoSolutions Ltd., a division of Thales S.A. During 2002, he served as the Managing Director Group Marketing & Business Development (Racal Survey Group Ltd.) and, between 1998 and 2002, as the President of Racal Survey USA and Regional Director of the Americas (which was a board position of the Racal Survey Group Ltd.).

            Effective as of November 15, 2004, Trevor Venter, who had been the Company's Chief Executive Officer since June 8, 2004, has become the Company's Chief Operating Officer and Regional Director of Africa and the Middle East. Mr. Venter joined Astrata South Africa (Pty) Ltd., the Company's South Africa subsidiary, in April 1995 after spending ten years at the office of the Chief Surveyor General of South Africa. He holds a 1st class degree in Geomatics from the University of Cape Town, South Africa. Mr. Venter was appointed Managing Director of Astrata SA in 1998.

            Effective as of November 15, 2004, Sandy Borthwick, who had been the Company's Chief Operating Officer since June 8, 2004, has become the Company's Regional Director of the Asia Pacific Region. Mr. Borthwick joined Astrata South Africa (Pty) Ltd., in November 2003 as its Chief Operating Officer based in Singapore with specific responsibility for developing the business in the Asia Pacific region. Prior to that, he had been employed by Thales GeoSolutions Ltd. for approximately 25 years, most recently as its General Manager and Director (Africa and the Middle East) from 2001 through 2003. During this period, he led the development of the first Global System for Mobile communications (GSM) vehicle tracking technology, which culminated in the formation of Global Telematics PLC, now known as Thales Telematics Plc. Mr. Borthwick was one of three Regional Directors of Thales GeoSolutions Limited and a member of the Executive Committee.


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



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2004                ASTRATA GROUP INCORPORATED


                                         By:  /s/ Anthony J. Harrison
                                           -------------------------------------
                                           Anthony J. Harrison
                                           Chief Executive Officer







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